UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-21609

Western Asset Variable Rate Strategic Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY		10018
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	September 30

Date of reporting period:	June 30, 2013

ITEM 1.                                                  SCHEDULE OF INVESTMENTS

Western Asset

Variable Rate Strategic Fund Inc. (GFY)

FORM N-Q

June 30, 2013

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

Schedule of investments (unaudited)

June 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
CORPORATE BONDS & NOTES — 33.0%
CONSUMER DISCRETIONARY — 3.5%
Automobiles — 0.7%
Ford Motor Credit Co., LLC, Senior Notes	2.750%	5/15/15	590,000	$598,526
Ford Motor Credit Co., LLC, Senior Notes	5.875%	8/2/21	250,000	273,004
Total Automobiles				871,530
Consumer Finance — 0.2%
Abbey National Treasury Services PLC, Senior Notes	1.856%	4/25/14	180,000	181,348	(a)
Diversified Consumer Services — 0.0%
Service Corp. International, Senior Notes	7.625%	10/1/18	30,000	34,350
Hotels, Restaurants & Leisure — 0.6%
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	175,000	182,656
Choctaw Resort Development Enterprise, Senior Notes	7.250%	11/15/19	218,000	212,550	(b)
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	128,236	136,573	(b)(c)
MGM Resorts International, Senior Notes	7.625%	1/15/17	230,000	252,425
Snoqualmie Entertainment Authority, Senior Secured Notes	4.223%	2/1/14	10,000	9,800	(a)(b)
Total Hotels, Restaurants & Leisure				794,004
Household Durables — 0.0%
Newell Rubbermaid Inc., Senior Notes	2.000%	6/15/15	40,000	40,509
Media — 1.7%
Comcast Corp., Senior Notes	6.500%	1/15/17	400,000	465,007
DISH DBS Corp., Senior Notes	6.750%	6/1/21	400,000	427,000
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	600,000	627,000	(b)
News America Inc., Notes	5.300%	12/15/14	200,000	212,866
Time Warner Cable Inc., Senior Notes	4.125%	2/15/21	400,000	392,848
UPC Holding BV, Senior Notes	9.875%	4/15/18	30,000	32,700	(b)
Total Media				2,157,421
Specialty Retail — 0.3%
Lowe’s Cos. Inc., Senior Notes	2.125%	4/15/16	300,000	309,245
TOTAL CONSUMER DISCRETIONARY				4,388,407
CONSUMER STAPLES — 2.2%
Beverages — 0.3%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.125%	1/15/15	90,000	94,598
Anheuser-Busch InBev Worldwide Inc., Senior Notes	2.875%	2/15/16	300,000	314,098
Total Beverages				408,696
Food & Staples Retailing — 0.6%
Kroger Co., Notes	3.900%	10/1/15	360,000	381,810
Wal-Mart Stores Inc., Senior Notes	2.800%	4/15/16	300,000	315,552
Total Food & Staples Retailing				697,362
Food Products — 0.2%
Kraft Foods Group Inc., Senior Notes	5.375%	2/10/20	104,000	117,475
Mondelez International Inc., Senior Notes	5.375%	2/10/20	96,000	107,830
Total Food Products				225,305
Tobacco — 1.1%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	70,000	71,925
Altria Group Inc., Senior Notes	9.250%	8/6/19	350,000	464,107
BAT International Finance PLC, Senior Notes	1.400%	6/5/15	600,000	605,048	(b)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

Schedule of investments (unaudited) (cont’d)

June 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Tobacco — continued
Reynolds American Inc., Senior Secured Notes	7.300%	7/15/15	270,000	$302,477
Total Tobacco				1,443,557
TOTAL CONSUMER STAPLES				2,774,920
ENERGY — 6.3%
Energy Equipment & Services — 0.3%
Hercules Offshore Inc., Senior Secured Notes	10.500%	10/15/17	60,000	64,350	(b)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	350,000	337,750
Total Energy Equipment & Services				402,100
Oil, Gas & Consumable Fuels — 6.0%
Anadarko Petroleum Corp., Senior Notes	7.625%	3/15/14	160,000	167,457
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	240,000	276,253
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	530,000	554,240
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	285,000	319,200
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	150,000	162,000
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	160,000	168,400
Continental Resources Inc., Senior Notes	5.000%	9/15/22	500,000	511,250
Devon Energy Corp., Senior Notes	2.400%	7/15/16	400,000	410,127
Enterprise Products Operating LLC, Junior Subordinated Notes	8.375%	8/1/66	80,000	89,261	(a)
Enterprise Products Operating LLC, Senior Notes	3.200%	2/1/16	450,000	472,666
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	120,000	134,832	(a)
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	170,000	191,620
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	400,000	436,000
Lukoil International Finance BV, Bonds	6.356%	6/7/17	210,000	233,090	(b)
LUKOIL International Finance BV, Senior Notes	7.250%	11/5/19	240,000	270,360	(b)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.250%	6/15/22	500,000	517,500
Petrobras International Finance Co., Senior Notes	3.875%	1/27/16	250,000	258,456
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	780,000	815,395
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	40,000	44,036
Range Resources Corp., Senior Subordinated Notes	6.750%	8/1/20	550,000	592,625
Rosneft Finance SA, Senior Notes	7.875%	3/13/18	200,000	228,500	(b)
Shell International Finance BV, Senior Notes	3.100%	6/28/15	380,000	398,441
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	229,000	291,225
Total Oil, Gas & Consumable Fuels				7,542,934
TOTAL ENERGY				7,945,034
FINANCIALS — 12.6%
Capital Markets — 1.3%
Goldman Sachs Capital III, Preferred Securities	1.046%	8/23/13	550,000	438,625	(a)(d)
Goldman Sachs Group Inc., Senior Notes	5.250%	10/15/13	340,000	344,220
Morgan Stanley, Senior Notes	6.000%	5/13/14	400,000	416,108
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	400,000	417,035
Total Capital Markets				1,615,988
Commercial Banks — 3.1%
Barclays Bank PLC, Senior Notes	5.000%	9/22/16	200,000	221,122
BBVA US Senior SAU, Senior Notes	3.250%	5/16/14	400,000	403,676
BBVA US Senior SAU, Senior Notes	4.664%	10/9/15	200,000	206,135
Commonwealth Bank of Australia, Senior Notes	1.950%	3/16/15	370,000	376,819
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Senior Notes	3.375%	1/19/17	190,000	199,711
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	620,000	659,525	(a)(b)(d)
Danske Bank A/S, Senior Notes	1.327%	4/14/14	300,000	301,342	(a)(b)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	140,000	140,385	(b)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	260,000	335,525	(a)(b)(d)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

Schedule of investments (unaudited) (cont’d)

June 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Commercial Banks — continued
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	8/23/13	300,000	$294,750	(a)(d)
Wells Fargo & Co., Senior Notes	3.750%	10/1/14	450,000	466,360
Wells Fargo & Co., Senior Notes	3.676%	6/15/16	250,000	267,292
Total Commercial Banks				3,872,642
Consumer Finance — 4.5%
Ally Financial Inc., Senior Notes	6.750%	12/1/14	307,000	324,269
Ally Financial Inc., Senior Notes	8.000%	3/15/20	280,000	326,550
American Express Co., Senior Notes	2.650%	12/2/22	517,000	478,333
General Motors Financial Co. Inc., Senior Notes	4.250%	5/15/23	1,000,000	933,750	(b)
GMAC Inc., Senior Notes	2.475%	12/1/14	1,956,000	1,937,301	(a)
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	500,000	553,601
SLM Corp., Notes	0.576%	1/27/14	700,000	693,942	(a)
Toyota Motor Credit Corp., Senior Notes	2.000%	9/15/16	400,000	408,375
Total Consumer Finance				5,656,121
Diversified Financial Services — 3.3%
Bank of America Corp., Senior Notes	3.750%	7/12/16	600,000	629,420
Bank of America Corp., Senior Notes	1.343%	3/22/18	660,000	653,862	(a)
CDP Financial Inc., Senior Notes	3.000%	11/25/14	300,000	309,272	(b)
Citigroup Inc., Senior Notes	6.375%	8/12/14	850,000	897,231
Citigroup Inc., Senior Notes	5.500%	10/15/14	120,000	126,253
General Electric Capital Corp., Senior Notes	2.950%	5/9/16	550,000	573,585
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	490,000	548,187
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	450,000	430,875	(a)(d)
Total Diversified Financial Services				4,168,685
Insurance — 0.2%
American International Group Inc., Senior Notes	3.750%	11/30/13	170,000	172,115	(b)
Thrifts & Mortgage Finance — 0.2%
Santander Holdings USA Inc., Senior Notes	4.625%	4/19/16	240,000	253,347
TOTAL FINANCIALS				15,738,898
HEALTH CARE — 0.6%
Health Care Providers & Services — 0.6%
Humana Inc., Senior Notes	6.450%	6/1/16	300,000	340,124
McKesson Corp., Senior Notes	3.250%	3/1/16	300,000	316,548
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	80,000	85,200
TOTAL HEALTH CARE				741,872
INDUSTRIALS — 1.1%
Airlines — 0.2%
Air 2 US, Notes	8.027%	10/1/19	63,122	67,856	(b)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	148,000	148,740	(b)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	55,259	60,370
Total Airlines				276,966
Commercial Services & Supplies — 0.3%
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	52,000	47,060	(b)
Waste Management Inc., Senior Notes	2.600%	9/1/16	300,000	310,060
Total Commercial Services & Supplies				357,120
Construction & Engineering — 0.5%
Odebrecht Finance Ltd., Senior Notes	4.375%	4/25/25	700,000	628,250	(b)
Industrial Conglomerates — 0.1%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	80,000	90,100
TOTAL INDUSTRIALS				1,352,436

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

Schedule of investments (unaudited) (cont’d)

June 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
INFORMATION TECHNOLOGY — 0.2%
IT Services — 0.1%
First Data Corp., Senior Secured Notes	6.750%	11/1/20	100,000	$102,250	(b)
Semiconductors & Semiconductor Equipment — 0.1%
Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	130,000	140,725	(b)
TOTAL INFORMATION TECHNOLOGY				242,975
MATERIALS — 2.7%
Containers & Packaging — 0.2%
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	7.125%	4/15/19	250,000	265,313
Metals & Mining — 2.3%
ArcelorMittal, Senior Notes	4.250%	2/25/15	350,000	353,062
ArcelorMittal, Senior Notes	4.250%	8/5/15	50,000	50,688
Barrick Gold Corp., Senior Notes	2.900%	5/30/16	240,000	236,900
Barrick International Barbados Corp., Senior Notes	5.750%	10/15/16	200,000	213,836	(b)
Cliffs Natural Resources Inc., Senior Notes	4.875%	4/1/21	300,000	272,318
Rio Tinto Finance USA Ltd., Senior Notes	2.500%	5/20/16	500,000	514,457
Steel Dynamics Inc., Senior Notes	7.625%	3/15/20	370,000	395,900
Vale Overseas Ltd., Notes	6.250%	1/23/17	338,000	379,340
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	390,000	400,725	(b)
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	70,000	71,925	(b)
Total Metals & Mining				2,889,151
Paper & Forest Products — 0.2%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	199,000	221,885
TOTAL MATERIALS				3,376,349
TELECOMMUNICATION SERVICES — 2.6%
Diversified Telecommunication Services — 1.6%
Axtel SAB de CV, Senior Secured Notes	7.000%	1/31/20	188,000	174,840	(b)
British Telecommunications PLC, Senior Notes	2.000%	6/22/15	280,000	285,628
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	45,000	42,750
Deutsche Telekom International Finance BV, Senior Notes	4.875%	7/8/14	300,000	311,725
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	140,000	155,733
Intelsat Jackson Holdings Ltd., Senior Notes	8.500%	11/1/19	140,000	151,550
Telecom Italia Capital, Senior Notes	5.250%	10/1/15	320,000	336,312
Telefonica Emisiones SAU, Senior Notes	3.992%	2/16/16	230,000	237,775
Verizon Communications Inc., Senior Notes	4.600%	4/1/21	300,000	325,737
Total Diversified Telecommunication Services				2,022,050
Wireless Telecommunication Services — 1.0%
Rogers Cable Inc., Senior Secured Second Priority Notes	6.750%	3/15/15	300,000	329,142
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	650,000	627,250
Vodafone Group PLC, Senior Notes	5.000%	12/16/13	266,000	271,404
Total Wireless Telecommunication Services				1,227,796
TOTAL TELECOMMUNICATION SERVICES				3,249,846
UTILITIES — 1.2%
Electric Utilities — 0.3%
Edison International, Senior Notes	3.750%	9/15/17	300,000	317,589
Independent Power Producers & Energy Traders — 0.6%
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	252,000	270,270	(b)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

Schedule of investments (unaudited) (cont’d)

June 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Independent Power Producers & Energy Traders — continued
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	459,000	$504,900
Total Independent Power Producers & Energy Traders				775,170
Multi-Utilities — 0.3%
Dominion Resources Inc., Senior Notes	1.950%	8/15/16	400,000	408,292
TOTAL UTILITIES				1,501,051
TOTAL CORPORATE BONDS & NOTES (Cost — $39,845,714)				41,311,788
ASSET-BACKED SECURITIES — 20.7%
ABFS Mortgage Loan Trust, 2002-3 M1	5.902%	9/15/33	783,194	620,899
Access Group Inc., 2005-B A2	0.506%	7/25/22	242,324	237,972	(a)
Ameriquest Mortgage Securities Inc., 2002-AR1 M1	1.264%	9/25/32	201,110	179,555	(a)
Ameriquest Mortgage Securities Inc., 2005-R1 M1	0.643%	3/25/35	666,182	655,179	(a)
Argent Securities Inc., 2003-W3 M1	1.318%	9/25/33	92,064	88,713	(a)
Argent Securities Inc., 2003-W8 M1	1.243%	12/25/33	561,865	532,987	(a)
Argent Securities Inc., 2005-W3 A2D	0.533%	11/25/35	616,695	565,698	(a)
Bear Stearns Asset-Backed Securities Trust, 2001-3 A1	1.093%	10/27/32	32,608	30,188	(a)
Bear Stearns Asset-Backed Securities Trust, 2005-SD3 1A	0.683%	7/25/35	464,380	453,830	(a)
Bear Stearns Asset-Backed Securities Trust, 2007-SD1 1A2A	6.000%	10/25/36	859,416	684,783
Chase Funding Mortgage Loan Asset-Backed Certificates, 2004-1 1A7	3.985%	11/25/33	453,242	466,375
Citigroup Mortgage Loan Trust Inc., 2005-OPT1 M1	0.823%	2/25/35	244,419	223,924	(a)
Citigroup Mortgage Loan Trust Inc., 2005-OPT4 M2	0.623%	7/25/35	750,000	737,767	(a)
Countrywide Asset-Backed Certificates, 2003-5 AF5	5.832%	2/25/34	631,145	658,439
Countrywide Asset-Backed Certificates, 2004-BC1 M1	0.943%	2/25/34	127,594	117,968	(a)
Countrywide Asset-Backed Certificates, 2007-13 2A1	1.093%	10/25/47	780,735	658,267	(a)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.343%	11/15/36	794,753	674,654	(a)
Credit-Based Asset Servicing and Securitization LLC, 2007-SP1 A4	6.020%	12/25/37	600,000	639,292	(b)
EFS Volunteer No. 3 LLC, 2012-1 A3	1.193%	4/25/33	640,000	627,452	(a)(b)
EMC Mortgage Loan Trust, 2004-C A1	0.743%	3/25/31	145,011	138,517	(a)(b)
Equity One ABS Inc., 2004-1 AF5	5.110%	4/25/34	300,000	290,765
First Franklin Mortgage Loan Asset-Backed Certificates, 2005-FFH4 2A4	0.543%	12/25/35	195,623	189,882	(a)
First Horizon ABS Trust, 2007-HE1 A	0.323%	9/25/29	84,573	77,730	(a)
Ford Credit Auto Lease Trust, 2012-B A2	0.540%	11/15/14	570,306	569,968
Greenpoint Home Equity Loan Trust, 2004-4 A	0.753%	8/15/30	340,866	270,522	(a)
Greenpoint Manufactured Housing, 1999-3 1A7	7.270%	6/15/29	219,572	222,091
GSAMP Trust, 2004-OPT B1	2.593%	11/25/34	80,084	51,289	(a)
GSAMP Trust, 2004-SEA2 M2	1.443%	3/25/34	1,000,000	725,413	(a)
GSRPM Mortgage Loan Trust, 2007-1 A	0.593%	10/25/46	124,559	88,755	(a)(b)
Hertz Vehicle Financing LLC, 2013-1A A1	1.120%	8/25/17	580,000	573,962	(b)
Home Equity Mortgage Trust, 2006-2 2A1	0.353%	7/25/36	533,428	164,971	(a)
IXIS Real Estate Capital Trust, 2005-HE4 A3	0.533%	2/25/36	118,361	114,481	(a)
Lehman XS Trust, (Structured Asset Securities Corp.), 2005-1 2A2	1.693%	7/25/35	934,820	856,924	(a)
Lehman XS Trust, 2005-5N 3A1A	0.493%	11/25/35	326,772	268,094	(a)
Long Beach Mortgage Loan Trust, 2001-3 M1	1.018%	9/25/31	234,371	191,669	(a)
Long Beach Mortgage Loan Trust, 2002-1 2M1	1.318%	5/25/32	413,108	381,939	(a)
MASTR Asset-Backed Securities Trust, 2005-AB1 A5A	5.712%	11/25/35	720,000	338,687

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

Schedule of investments (unaudited) (cont’d)

June 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
ASSET-BACKED SECURITIES — CONTINUED
MASTR Specialized Loan Trust, 2007-1 A	0.563%	1/25/37	467,306	$250,078	(a)(b)
Morgan Stanley Capital Inc., 2003-NC9 M	1.318%	9/25/33	1,034,864	922,157	(a)
Morgan Stanley Capital Inc., 2004-HE8 A7	1.253%	9/25/34	74,135	67,232	(a)
New Century Home Equity Loan Trust, 2004-3 M1	1.123%	11/25/34	638,898	577,106	(a)
Option One Mortgage Loan Trust, 2005-1 A4	0.593%	2/25/35	158,851	154,590	(a)
Origen Manufactured Housing, 2007-A A2	2.591%	4/15/37	742,240	629,628	(a)
Park Place Securities Inc., 2004-WHQ2 M2	0.823%	2/25/35	666,489	665,380	(a)
People’s Choice Home Loan Securities Trust, 2004-2 M1	1.093%	10/25/34	189,548	171,955	(a)
RAAC Series, 2006-RP2 A	0.443%	2/25/37	203,497	194,627	(a)(b)
RAAC Series, 2006-RP3 A	0.463%	5/25/36	900,288	797,320	(a)(b)
RAAC Series, 2006-RP4 A	0.483%	1/25/46	453,415	421,653	(a)(b)
RAAC Series, 2007-RP3 M1	0.993%	10/25/46	1,200,000	307,189	(a)(b)
RAAC Series, 2007-RP4 A	0.543%	11/25/46	948,706	726,810	(a)(b)
Renaissance Home Equity Loan Trust, 2003-1 A	1.053%	6/25/33	167,868	160,537	(a)
Renaissance Home Equity Loan Trust, 2003-2 A	0.633%	8/25/33	142,779	131,350	(a)
Renaissance Net Interest Margin Trust, 2007-2 N	8.353%	6/25/37	128,633	1	(b)(e)(f)
Residential Asset Mortgage Products Inc., 2003-RS7 MII1	1.318%	8/25/33	44,078	38,038	(a)
Residential Asset Mortgage Products Inc., 2003-RZ4 A7	4.790%	6/25/33	102,450	105,559
Residential Asset Mortgage Products Inc., 2004-RZ3 MII2	1.843%	9/25/34	355,388	324,018	(a)
SACO I Trust, 2005-WM3 A3	0.893%	9/25/35	179,117	76,634	(a)
SACO I Trust, 2006-3 A3	0.653%	4/25/36	345,676	181,883	(a)
SACO I Trust, 2006-4 A1	0.533%	3/25/36	373,154	296,105	(a)
Sail Net Interest Margin Notes, 2004-2A A	5.500%	3/27/34	107,070	1	(b)(e)(f)
SLM Student Loan Trust, 2003-01 A5C	1.023%	12/15/32	425,979	425,979	(a)(b)
SLM Student Loan Trust, 2003-04 A5A	1.023%	3/15/33	181,707	181,707	(a)(b)
SLM Student Loan Trust, 2003-04 A5E	1.023%	3/15/33	482,409	477,635	(a)(b)
SLM Student Loan Trust, 2012-6 A1	0.353%	2/27/17	169,495	169,226	(a)
SLM Student Loan Trust, 2012-E A1	0.943%	10/16/23	342,422	342,803	(a)(b)
Soundview Home Equity Loan Trust, 2005-3 M2	0.973%	6/25/35	201,628	198,936	(a)
Structured Asset Investment Loan Trust, 2004-9 M4	2.143%	10/25/34	117,619	58,885	(a)
Structured Asset Securities Corp., 2003-AL1 A	3.357%	4/25/31	109,278	106,769	(b)
Structured Asset Securities Corp., 2004-6XS A5B	5.550%	3/25/34	529,578	534,502
Structured Asset Securities Corp., 2005-4XS 2A1A	1.948%	3/25/35	502,880	481,299	(a)
Structured Asset Securities Corp., 2005-SC1 1A1	0.463%	5/25/31	683,102	474,342	(a)(b)
Structured Asset Securities Corp., 2005-WF1 A3	0.523%	2/25/35	180,801	173,595	(a)
Structured Asset Securities Corp., 2006-GEL1 A2	0.543%	11/25/35	296,340	291,561	(a)(b)
Structured Asset Securities Corp., 2007-BC3 2A3	0.373%	5/25/47	290,000	179,407	(a)
Vanderbilt Mortgage Finance, 2000-B IB2	9.250%	7/7/30	155,436	161,435	(a)
TOTAL ASSET-BACKED SECURITIES (Cost — $25,393,311)				25,827,533
COLLATERALIZED MORTGAGE OBLIGATIONS — 31.7%
Adjustable Rate Mortgage Trust, 2005-11 5A1	0.463%	2/25/36	231,431	169,997	(a)
Banc of America Funding Corp., 2003-1 A1	6.000%	5/20/33	133,028	140,475
Banc of America Funding Corp., 2004-B 6A1	2.557%	12/20/34	594,998	392,707	(a)
Banc of America Funding Corp., 2005-E 8A1	2.397%	6/20/35	587,806	363,315	(a)
Bayview Commercial Asset Trust, 2006-1A B2	1.893%	4/25/36	823,191	333,013	(a)(b)
Bear Stearns Alt-A Trust, 2004-03 A1	0.833%	4/25/34	576,576	560,068	(a)
Bear Stearns Alt-A Trust, 2004-10 1A3	1.193%	9/25/34	109,911	107,919	(a)
Bear Stearns ARM Trust, 2004-08 11A1	2.655%	11/25/34	469,779	462,187	(a)
Bear Stearns Asset-Backed Securities Trust, 2005-AC3 1A1	0.693%	7/25/35	687,893	529,451	(a)
Countrywide Alternative Loan Trust, 2005-24 4A1	0.422%	7/20/35	653,898	549,264	(a)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

Schedule of investments (unaudited) (cont’d)

June 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS — CONTINUED
Countrywide Home Loan, Mortgage Pass-Through Trust, 2004-29 2A1	0.523%	2/25/35	64,482	$54,647	(a)
Countrywide Home Loans, 2004-20 2A1	2.859%	9/25/34	633,258	510,630	(a)
Countrywide Home Loans, 2004-R1 2A	6.500%	11/25/34	114,566	119,837	(b)
Countrywide Home Loans, 2005-HYB9 3A1A	2.783%	2/20/36	824,312	709,938	(a)
Countrywide Home Loans, 2005-R2 2A1	7.000%	6/25/35	280,307	285,842	(b)
Countrywide Home Loans, 2005-R3 AF	0.593%	9/25/35	462,964	404,688	(a)(b)
Countrywide Home Loans, 2006-R2 AF1	0.613%	7/25/36	221,511	192,920	(a)(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-R1 1AF1	0.553%	3/25/35	376,788	329,760	(a)(b)
Deutsche Mortgage Securities Inc., 2004-4 3AR1	2.950%	6/25/34	305,711	297,337	(a)
Downey Savings & Loan Association Mortgage Loan Trust, 2005-AR5 2A1A	0.522%	9/19/45	665,110	500,714	(a)
Downey Savings & Loan Association Mortgage Loan Trust, 2006-AR1 1A1A	1.094%	3/19/46	342,006	231,862	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 2638 DI, IO, PAC	5.000%	5/15/23	676,832	47,321
Federal Home Loan Mortgage Corp. (FHLMC), PAC IO	5.000%	1/15/19	278,625	4,625
Federal Home Loan Mortgage Corp. (FHLMC), PAC-1 IO	5.000%	3/15/22	481,686	14,379
Federal National Mortgage Association (FNMA), STRIPS, IO	5.000%	7/1/33	2,501,187	385,314
Federal National Mortgage Association (FNMA), STRIPS, IO, 339 30	5.500%	7/1/18	921,177	77,749	(a)
Government National Mortgage Association (GNMA), 2010-H03 FA	0.743%	3/20/60	180,558	180,969	(a)
Government National Mortgage Association (GNMA), 2010-H10 FC	1.193%	5/20/60	154,683	157,933	(a)
Government National Mortgage Association (GNMA), 2010-H11 FA	1.193%	6/20/60	823,396	843,204	(a)
Government National Mortgage Association (GNMA), 2011-H01 AF	0.648%	11/20/60	1,493,851	1,493,043	(a)
Government National Mortgage Association (GNMA), 2011-H03 FA	0.698%	1/20/61	177,907	178,219	(a)
Government National Mortgage Association (GNMA), 2011-H05 FA	0.698%	12/20/60	349,204	349,812	(a)
Government National Mortgage Association (GNMA), 2011-H05 FB	0.698%	12/20/60	204,017	204,383	(a)
Government National Mortgage Association (GNMA), 2011-H06 FA	0.648%	2/20/61	758,183	757,777	(a)
Government National Mortgage Association (GNMA), 2011-H07 FA	0.698%	2/20/61	485,081	485,911	(a)
Government National Mortgage Association (GNMA), 2011-H08 FD	0.698%	2/20/61	538,928	539,869	(a)
Government National Mortgage Association (GNMA), 2011-H09 AF	0.698%	3/20/61	904,776	906,428	(a)
Government National Mortgage Association (GNMA), 2011-H11 FB	0.698%	4/20/61	180,124	180,462	(a)
Government National Mortgage Association (GNMA), 2012-H18 NA	0.718%	8/20/62	863,770	865,880	(a)
Government National Mortgage Association (GNMA), 2012-H23 SA	0.728%	10/20/62	710,478	716,084	(a)(g)
Government National Mortgage Association (GNMA), 2012-H23 WA	0.718%	10/20/62	902,376	905,150	(a)
Granite Mortgages PLC, 2003-2 1A3	0.776%	7/20/43	46,533	45,568	(a)(b)
Granite Mortgages PLC, 2004-1 2A1	0.592%	3/20/44	81,544	79,648	(a)
Granite Mortgages PLC, 2004-3 2A1	0.552%	9/20/44	30,411	29,689	(a)
GSMPS Mortgage Loan Trust, 2005-LT1 A1	0.653%	2/25/35	150,724	124,348	(a)(b)(g)
GSMPS Mortgage Loan Trust, 2005-RP2 1AF	0.543%	3/25/35	862,317	737,351	(a)(b)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

Schedule of investments (unaudited) (cont’d)

June 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS — CONTINUED
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.543%	9/25/35	197,620	$164,600	(a)(b)
GSMPS Mortgage Loan Trust, 2006-RP2 1AF1	0.593%	4/25/36	417,874	351,703	(a)(b)
Harborview Mortgage Loan Trust, 2004-10 4A	2.710%	1/19/35	376,952	375,106	(a)
Harborview Mortgage Loan Trust, 2004-11 3A1A	0.542%	1/19/35	215,395	153,175	(a)
Harborview Mortgage Loan Trust, 2005-14 3A1A	2.933%	12/19/35	193,488	160,037	(a)
IMPAC Secured Assets Corp., 2005-2 A1	0.513%	3/25/36	1,932,049	1,378,830	(a)
Indymac Index Mortgage Loan Trust, 2004-AR07 A2	1.053%	9/25/34	254,245	207,807	(a)
Indymac Index Mortgage Loan Trust, 2004-AR08 2A2A	0.993%	11/25/34	69,840	59,898	(a)
Indymac Index Mortgage Loan Trust, 2004-AR12 A1	0.973%	12/25/34	86,567	61,966	(a)
Indymac Index Mortgage Loan Trust, 2005-AR21 4A1	2.744%	10/25/35	556,875	463,255	(a)
JPMorgan Mortgage Trust, 2005-A3 3A4	2.373%	6/25/35	400,000	389,337	(a)
Luminent Mortgage Trust, 2006-2 A1A	0.393%	2/25/46	865,125	609,136	(a)
MASTR ARM Trust, 2003-6 2A1	2.301%	12/25/33	161,588	160,552	(a)
MASTR ARM Trust, 2004-7 6M1	0.843%	8/25/34	511,394	474,858	(a)
MASTR Asset Securitization Trust, 2003-11 6A16	5.250%	12/25/33	132,159	135,760
MASTR Reperforming Loan Trust, 2005-2 1A1F	0.543%	5/25/35	1,309,117	1,100,218	(a)(b)
MASTR Reperforming Loan Trust, 2006-2 1A1	4.961%	5/25/36	464,865	440,290	(a)(b)
MASTR Reperforming Loan Trust, 2006-2 2A1	3.116%	5/25/36	163,974	147,404	(a)(b)
Morgan Stanley Mortgage Loan Trust, 2006-3AR 1A3	0.453%	3/25/36	344,291	236,987	(a)
Morgan Stanley Mortgage Loan Trust, 2006-6AR 2A	2.929%	5/25/36	924,439	698,273	(a)
Residential Accredit Loans Inc., 2004-QA2 A2	0.633%	6/25/34	585,467	560,197	(a)
Residential Accredit Loans Inc., 2005-QO4 2A1	0.473%	12/25/45	403,563	269,247	(a)
Residential Asset Mortgage Products Inc., 2003-SL1 M1	7.348%	4/25/31	741,234	732,233	(a)
Structured ARM Loan Trust, 2004-09XS A	0.563%	7/25/34	791,904	754,156	(a)
Structured ARM Loan Trust, 2004-20 1A1	2.583%	1/25/35	167,974	139,717	(a)
Structured Asset Mortgage Investments Inc., 2004-AR3 1A1	0.792%	7/19/34	509,234	468,663	(a)
Structured Asset Mortgage Investments Inc., 2006-AR2 A1, IO	0.423%	2/25/36	812,325	599,127	(a)
Structured Asset Mortgage Investments Inc., 2006-AR3 11A1	0.403%	4/25/36	350,425	251,508	(a)
Structured Asset Securities Corp., 1998-02 M1	1.293%	2/25/28	38,395	38,244	(a)
Structured Asset Securities Corp., 1998-03 M1	1.193%	3/25/28	81,377	78,378	(a)
Structured Asset Securities Corp., 1998-08 M1	1.133%	8/25/28	232,132	228,744	(a)
Structured Asset Securities Corp., 2005-4XS 3A4	4.790%	3/25/35	60,358	60,181
Structured Asset Securities Corp., 2005-RF1 A	0.543%	3/25/35	253,371	206,740	(a)(b)
Structured Asset Securities Corp., 2005-RF2 A	0.543%	4/25/35	270,685	221,970	(a)(b)
Structured Asset Securities Corp., 2005-RF3 1A	0.543%	6/25/35	251,518	203,709	(a)(b)
Structured Asset Securities Corp., 2005-RF3 2A	3.479%	6/25/35	3,835,014	3,426,381	(a)(b)
WaMu Mortgage Pass-Through Certificates, 2003-AR11 A6	2.464%	10/25/33	336,255	336,477	(a)
WaMu Mortgage Pass-Through Certificates, 2004-AR14 A1	2.436%	1/25/35	197,126	198,503	(a)
WaMu Mortgage Pass-Through Certificates, 2005-AR13 A1C3	0.683%	10/25/45	309,317	240,589	(a)
WaMu Mortgage Pass-Through Certificates, 2007-HY3 1A1	2.291%	3/25/37	179,245	134,299	(a)
WaMu Mortgage Pass-Through Certificates, 2007-OA6 1A	0.983%	7/25/47	1,199,069	1,028,156	(a)
WaMu Mortgage Pass-Through Certificates, 2007-OA6 2A	2.220%	7/25/47	542,205	394,979	(a)
Washington Mutual Inc., 2004-AR11	2.440%	10/25/34	242,993	239,594	(a)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

Schedule of investments (unaudited) (cont’d)

June 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS — CONTINUED
Washington Mutual Inc., 2004-AR12 A2A	0.578%	10/25/44	207,125	$188,826	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2003-AR8	0.553%	10/25/45	725,286	617,952	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2004-AR13 A1A	0.548%	11/25/34	554,206	521,338	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR01 A1A	0.513%	1/25/45	35,642	31,889	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR01 A2A3	0.593%	1/25/45	160,006	145,150	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR08 1A3	2.654%	8/25/46	314,178	263,735	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR11 1A	1.134%	9/25/46	478,797	401,877	(a)
Washington Mutual Inc. Pass-Through Certificates, 2003-AR10 A7	2.502%	10/25/33	147,729	149,043	(a)
Washington Mutual Inc. Pass-Through Certificates, 2005-AR08 2AB3	0.553%	7/25/45	467,888	408,337	(a)
Washington Mutual Inc. Pass-Through Certificates, 2006-AR02 A1A	1.113%	4/25/46	270,519	180,297	(a)
Wells Fargo Mortgage Backed Securities Trust, 2004-DD 1A1	2.615%	1/25/35	568,539	564,304	(a)
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $39,543,338)				39,611,419
COLLATERALIZED SENIOR LOANS — 4.1%
CONSUMER DISCRETIONARY — 1.2%
Hotels, Restaurants & Leisure — 0.2%
Caesars Entertainment Operating Co., Extended Term Loan B6	5.443%	1/26/18	220,806	195,606	(h)
Media — 0.6%
Univision Communications Inc., Converted Extended Term Loan	4.500%	3/2/20	799,454	793,601	(h)
Multiline Retail — 0.4%
Neiman Marcus Group Inc., Extended Term Loan	4.000%	5/16/18	465,000	464,092	(h)
TOTAL CONSUMER DISCRETIONARY				1,453,299
CONSUMER STAPLES — 1.1%
Food Products — 0.7%
Del Monte Foods Co., Term Loan	4.000%	3/8/18	929,796	927,952	(h)
Household Products — 0.4%
Visant Corp., Term Loan B	5.250%	12/22/16	459,604	440,153	(h)
TOTAL CONSUMER STAPLES				1,368,105
HEALTH CARE — 1.0%
Biotechnology — 0.8%
Exopack LLC, Term Loan	5.000%	5/31/17	982,500	988,641	(h)
Health Care Providers & Services — 0.2%
Emergency Medical Services Corp., Term Loan B	—	5/25/18	241,748	241,662	(i)
TOTAL HEALTH CARE				1,230,303
INFORMATION TECHNOLOGY — 0.2%
IT Services — 0.2%
First Data Corp., Extended 2018 Term Loan B	4.193%	3/23/18	301,701	294,724	(h)
TELECOMMUNICATION SERVICES — 0.6%
Diversified Telecommunication Services — 0.6%
Intelsat Jackson Holdings S.A., Term Loan B	4.250%	4/2/18	738,769	741,309	(h)
TOTAL COLLATERALIZED SENIOR LOANS (Cost — $4,880,407)				5,087,740

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

Schedule of investments (unaudited) (cont’d)

June 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
CONVERTIBLE BONDS & NOTES — 0.0%
TELECOMMUNICATION SERVICES — 0.0%
Diversified Telecommunication Services — 0.0%
Axtel SAB de CV, Senior Secured Notes (Cost - $34,265)	7.000%	1/31/20	214,800	MXN	$24,866	(b)
MORTGAGE-BACKED SECURITIES — 2.4%
GNMA — 2.4%
Government National Mortgage Association (GNMA)	6.500%	8/15/34	333,744		393,363
Government National Mortgage Association (GNMA) II	1.250%	8/20/58	171,386		174,981	(a)
Government National Mortgage Association (GNMA) II	1.580%	10/20/59-1/20/60	1,756,902		1,814,786	(a)
Government National Mortgage Association (GNMA) II	3.180%	10/20/59	65,865		70,158	(a)
Government National Mortgage Association (GNMA) II	1.555%	12/20/59	226,164		233,034	(a)
Government National Mortgage Association (GNMA) II	1.388%	7/20/60	184,253		187,501	(a)
Government National Mortgage Association (GNMA) II	1.418%	7/20/60	191,048		195,789	(a)
TOTAL MORTGAGE-BACKED SECURITIES (Cost — $3,028,029)					3,069,612
MUNICIPAL BONDS — 0.8%
Florida — 0.5%
Southwest Student Services Corp.	0.360%	12/1/18	600,000		559,837	(a)(j)
North Carolina — 0.3%
North Carolina State Education Assistance Authority Revenue, Student Loan Backed Notes	1.351%	10/25/41	400,000		390,892	(a)
TOTAL MUNICIPAL BONDS (Cost — $902,423)					950,729
SOVEREIGN BONDS — 4.2%
Brazil — 2.4%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	421,000	BRL	189,512
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	5,985,000	BRL	2,625,573
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	521,000	BRL	223,106
Total Brazil					3,038,191
Mexico — 0.7%
Mexican Bonos, Bonds	6.500%	6/9/22	7,270,000	MXN	592,538
United Mexican States, Medium-Term Notes	6.750%	9/27/34	265,000		314,025
Total Mexico					906,563
Russia — 0.4%
Russian Foreign Bond - Eurobond, Senior Bonds	12.750%	6/24/28	254,000		441,960	(b)
Venezuela — 0.7%
Bolivarian Republic of Venezuela, Senior Bonds	5.750%	2/26/16	912,000		818,520	(b)
TOTAL SOVEREIGN BONDS (Cost — $5,881,391)					5,205,234

			SHARES
COMMON STOCKS — 0.1%
INDUSTRIALS — 0.1%
Building Products — 0.0%
Nortek Inc.			22		1,417	*

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

Schedule of investments (unaudited) (cont’d)

June 30, 2013

SECURITY			SHARES	VALUE
Marine — 0.1%
DeepOcean Group Holding AS			3,101	$68,749	(f)(g)
TOTAL COMMON STOCKS (Cost — $73,834)				70,166

		EXPIRATION DATE	WARRANTS
WARRANTS — 0.0%
SemGroup Corp. (Cost - $0)		11/30/14	122	3,526	*(f)(g)
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $119,582,712)				121,162,613

	RATE	MATURITY DATE	FACE AMOUNT
SHORT-TERM INVESTMENTS — 2.2%
U.S. Government Agencies — 0.0%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes (Cost - $39,982)	0.100%	12/9/13	40,000	39,986	(k)(l)
Repurchase Agreements — 2.2%
State Street Bank & Trust Co. repurchase agreement dated 6/28/13; Proceeds at maturity - $2,707,002; (Fully collateralized by U.S. government agency obligations, 2.070% due 11/7/22; Market value - $2,765,091) (Cost - $2,707,000)	0.010%	7/1/13	2,707,000	2,707,000
TOTAL SHORT-TERM INVESTMENTS (Cost — $2,746,982)				2,746,986
TOTAL INVESTMENTS — 99.2% (Cost — $122,329,694#)				123,909,599
Other Assets in Excess of Liabilities — 0.8%				1,060,553
TOTAL NET ASSETS — 100.0%				$124,970,152

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.
(d)	Security has no maturity date. The date shown represents the next call date.
(e)	The coupon payment on these securities is currently in default as of June 30, 2013.
(f)	Illiquid security.
(g)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).
(h)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(i)	All or a portion of this loan is unfunded as of June 30, 2013. The interest rate for fully unfunded term loans is to be determined.
(j)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).
(k)	Rate shown represents yield-to-maturity.
(l)	All or a portion of this security is held at the broker as collateral for open futures contracts.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
	ARM	- Adjustable Rate Mortgage
	BRL	- Brazilian Real
	IO	- Interest Only
	MXN	- Mexican Peso
	PAC	- Planned Amortization Class
	STRIPS	- Separate Trading of Registered Interest and Principal Securities

See Notes to Schedule of Investments.

Notes to schedule of investments (unaudited)

1. Organization and significant accounting policies

Western Asset Variable Rate Strategic Fund Inc. (the “Fund”) was incorporated in Maryland on August 3, 2004 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is to maintain a high level of current income.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities.  Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances.  Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to schedule of investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date.  These inputs are summarized in the three broad levels listed below:

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$41,311,788	—	$41,311,788
Asset-backed securities	—	25,827,533	—	25,827,533
Collateralized mortgage obligations	—	38,770,987	$840,432	39,611,419
Collateralized senior loans	—	5,087,740	—	5,087,740
Convertible bonds & notes	—	24,866	—	24,866
Mortgage-backed securities	—	3,069,612	—	3,069,612
Municipal bonds	—	950,729	—	950,729
Sovereign bonds	—	5,205,234	—	5,205,234
Common stocks	$1,417	—	68,749	70,166
Warrants	—	3,526	—	3,526
Total long-term investments	$1,417	$120,252,015	$909,181	$121,162,613
Short-term investments†	—	2,746,986	—	2,746,986
Total investments	$1,417	$122,999,001	$909,181	$123,909,599
Other financial instruments:
Futures contracts	$16,191	—	—	$16,191
Interest rate swaps‡	—	$401,946	—	401,946
Total other financial instruments	$16,191	$401,946	$—	$418,137
Total	$17,608	$123,400,947	$909,181	$124,327,736

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Interest rate swaps‡	—	$25,840	—	$25,840
Credit default swaps on corporate issues - buy protection‡	—	13,203	—	13,203
Total	$—	$39,043	$—	$39,043

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and

Notes to schedule of investments (unaudited) (continued)

measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Portfolio has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of June 30, 2013, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended June 30, 2013, see Note 3.

Notes to schedule of investments (unaudited) (continued)

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage.  CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk.  Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(g) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the

Notes to schedule of investments (unaudited) (continued)

option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(i) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(j) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(k) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

Notes to schedule of investments (unaudited) (continued)

(l) Unfunded loan commitments. The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At June 30, 2013, the Fund had sufficient cash and/or securities to cover these commitments.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features.  The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time.  If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover obligations of the Fund under the derivative contracts, are noted in the Schedule of Investments.

As of June 30, 2013, the Fund held credit default swaps and interest rate swaps, with credit related contingent features which had a liability position of $39,043. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(n) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(o) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(p) Other risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

(q) Security transactions.  Security transactions are accounted for on a trade date basis.

Notes to schedule of investments (unaudited) (continued)

2.  Investments

At June 30, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$9,021,511
Gross unrealized depreciation	(7,441,606)
Net unrealized appreciation	$1,579,905

Transactions in reverse repurchase agreements for the Fund during the period ended June 30, 2013 were as follows:

Average	Weighted	Maximum
Daily	Average	Amount
Balance*	Interest Rate*	Outstanding
$5,219,096	0.85%	$6,263,054

* Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements was 0.85% during the period ended June 30, 2013. Interest expense incurred on reverse repurchase agreements totaled $22,656.

At June 30, 2013, the Fund did not hold open reverse repurchase agreements.

At June 30, 2013, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN
Contracts to Sell:
U.S. Treasury 2-Year Notes	1	9/13	$220,075	$220,000	$75
U.S. Treasury 10-Year Notes	5	9/13	648,929	632,813	16,116
Net unrealized gain on open futures contracts					$16,191

During the period ended June 30, 2013, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Par	Premiums
Written options, outstanding as of September 30, 2012	28,669,000	$120,768
Options written	—	—
Options closed	(28,669,000)	(120,768)
Options exercised	—	—
Options expired	—	—
Written options, outstanding as of June 30, 2013	—	—

At June 30, 2013, the Fund held the following open swap contracts:

INTEREST RATE SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS MADE BY THE FUND†	PAYMENTS RECEIVED BY THE FUND†	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Barclays Capital Inc.	$5,000,000	9/6/14	0.633% Semi-Annually	3-Month LIBOR	$—	$(14,923)
Barclays Capital Inc.	2,500,000	9/7/22	1.670% Semi-Annually	3-Month LIBOR	—	188,994
Credit Suisse First Boston Inc.	5,000,000	5/10/22	1.985% Semi-Annually	3-Month LIBOR	—	212,952
Morgan Stanley & Co. Inc.	10,000,000	10/18/13	0.658% Semi-Annually	3-Month LIBOR	—	(10,917)
Total	$22,500,000				$—	$376,106

Notes to schedule of investments (unaudited) (continued)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT	[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT JUNE 30, 2013[3]	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE[4]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED (DEPRECIATION)

Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	$90,000		3/20/15	1.25%	5.000% quarterly	$(5,801)	$302	$(6,103)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	120,000		3/20/20	4.14%	5.000% quarterly	(5,643)	2,123	(7,766)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	20,000		3/20/15	1.25%	5.000% quarterly	(1,289)	93	(1,382)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	10,000		3/20/20	4.14%	5.000% quarterly	(470)	214	(684)
Total	$240,000					$(13,203)	$2,732	$(15,935)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(4)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at June 30, 2013.

	Futures Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Swap Contracts, at value	Total
Interest Rate Risk	$16,191	$376,106	$392,297
Credit Risk	—	(13,203)	(13,203)
Total	$16,191	$362,903	$379,094

During the period ended June 30, 2013, the volume of derivative activity for the Fund was as follows:

Notes to schedule of investments (unaudited) (continued)

Average market value
Written options†	2,589
Futures contracts (to buy) †	6,481,133
Futures contracts (to sell)	920,794
Forward foreign currency contracts (to buy) †	115,019
Forward foreign currency contracts (to sell) †	203,409

Average notional balance
Interest rate swap contracts	$67,189,000
Credit default swap contracts (to buy protection)	282,000

†At June 30, 2013, there were no open positions held in this derivative.

ITEM 2.                                                  CONTROLS AND PROCEDURES.

(a)                                 The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                                                  EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Variable Rate Strategic Fund Inc.

By	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	August 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	August 28, 2013

By	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	August 28, 2013